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                         SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C. 20549




                                      FORM 8-K


                                   CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


           Date of Report              (Date of earliest event reported)

           April 7, 1998                        (March 23, 1998)



                          DELPHI INFORMATION SYSTEMS, INC.
               (Exact name of registrant as specified in its charter)



          Delaware                  0-15946                       77-0021975
          --------                  -------                       ----------
(State or other jurisdiction    (Commission File              (I.R.S. Employer
       of incorporation)            Number)                  Identification No.)



     3501 Algonquin Road, Suite 500, Rolling Meadows, IL             60008
     ---------------------------------------------------             -----
          (Address of principal executive offices)                 (Zip Code)



     Registrant's telephone number, including area code:          847-506-3100
                                                                  ------------
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ITEM 5.  OTHER EVENTS.

     On March 23, 1998, the Board of Directors of Delphi Information Systems, Inc., a Delaware corporation (the "Company"), declared a dividend of one preferred share purchase right ("Right") on each outstanding share of the Company's Common Stock, $.10 par value per share ("Common Shares"), payable to stockholders of record at the close of business on March 23, 1998 (the "Record Date"). Except as described below, each Right, when exercisable, entitles the holder thereof to purchase from the Company one one-hundredth of a share of Series A Junior Participating Preferred Shares, par value $.10 per share (the "Preferred Shares"), of the Company at an exercise price of $25.00 per one one-hundredth of a Preferred Share (the "Purchase Price"), subject to adjustment. The terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and Chase Mellon Shareholder Services, a national banking association, as Rights Agent.

     Until the earlier to occur of (i) 10 days following a public announcement that a person or group has become an "Acquiring Person" (as defined below), (ii) 10 days following the date upon which a majority of the Board of Directors determines by resolution that a Person has become an Acquiring Person or (iii) 10 business days (or such later date as may be determined by action of the Board of Directors prior to such time as any person or group becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in a person or group (other than certain exempt persons) becoming an Acquiring Person (the earlier of such dates being called the "Distribution Date"), the Rights will be evidenced by Common Share certificates.

     An "Acquiring Person" is a person or group of affiliated or associated persons who have acquired beneficial ownership of 15% or more of the outstanding Common Shares, other than the Company, any subsidiary of the Company, any employee benefit plan of the Company or its subsidiaries, or any Person (together with such Person's Affiliates and Associates) who was a Beneficial Owner of Common Shares on the Record Date unless such Person, alone or together with such Person's Affiliates and Associates, becomes the Beneficial Owner of a percentage of the aggregate number of Common Shares of the Company then outstanding equal to or greater than a percentage equal to
1.5 multiplied by a fraction, the numerator of which is (X) the number of Common Shares beneficially owned by such Person and such Person's Affiliates and Associates on the Record Date (but not including, for such purposes, any securities which such Person has the right to acquire pursuant to any agreement, arrangement or understanding, including any stock option, warrant, convertible security or other right to acquire Common Shares) and the denominator of which is (Y) the aggregate number of Common Shares outstanding on the Record Date. Notwithstanding the foregoing, in no event shall (i) any Exempt Person be deemed to be an Acquiring Person and (ii) no Person shall become an "Acquiring Person," as the result of an acquisition of Common Shares by the Company which, by reducing the number of the Company's Common Shares outstanding, increases the proportionate number of shares beneficially owned by such Person to 15% or more of the Common Shares then outstanding; PROVIDED, HOWEVER, that if a (i) Person shall become the Beneficial Owner of 15% or more of the Common Shares of the Company then outstanding, or

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(ii) in the case of an Exempt Person, such Exempt Person would otherwise cease to be deemed to be an Exempt Person, by reason of, in each case, share acquisitions by the Company and shall, after such share acquisitions, (A) acquire, in one or more transactions, beneficial ownership of an additional number of Common Shares which exceeds 0.25% of the then-outstanding Common Shares and (B) beneficially own after such acquisition 15% or more of the aggregate number of Common Shares of the Company then outstanding, or, in the case of an Exempt Person, such number of Common Shares of the Company that would cause such Exempt Person to cease to be an Exempt Person, then such Person shall be deemed to be an "Acquiring Person." In addition, if the Board of Directors determines in good faith that a Person who would otherwise be an Acquiring Person has become such inadvertently, and such Person divests as promptly as practicable a sufficient number of Common Shares so that such Person would no longer be an Acquiring Person, then such Person shall not be deemed to be an "Acquiring Person" for any purposes of the Rights Agreement, which additional number of Common Shares exceeds [10%] of the aggregate number of Common Shares outstanding on the date of the acquisition of the last such additional Common Share so acquired. Notwithstanding the foregoing, (i) no person shall become an Acquiring Person as the result of an acquisition of Common Shares by the Company which increases the proportionate number of shares beneficially owned by such person and its affiliates and associates to 15% or more of the Common Shares then outstanding (PROVIDED, HOWEVER, that if such person becomes the beneficial owner of 15% or more of the Common Shares then outstanding by reason of share acquisitions by the Company and, after such share acquisitions, (A) acquires beneficial ownership of an additional number of Common Shares equal to 0.25% of the then-outstanding Common Shares and (B) beneficially owns after such acquisition 15% or more of the aggregate number of Common Shares then outstanding, then such person shall be deemed to be an Acquiring Person), and
(ii) if the Board of Directors of the Company determines in good faith that a person who would otherwise be an Acquiring Person has become such inadvertently, and such person divests as promptly as practicable a sufficient number of Common Shares so that such person would no longer be an Acquiring Person, then such person shall not be deemed to be an Acquiring Person for any purposes of the Rights Agreement.

     The Rights Agreement provides that, until the Distribution Date (or earlier redemption or expiration of the Rights), the Rights will be transferred with and only with the Common Shares. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Share certificates issued after the Record Date will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Shares will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

     The Rights are not exercisable until the Distribution Date. The Rights will expire on March 23, 2008 (the "Final Expiration Date"), unless the Rights are earlier redeemed or exchanged by the Company, as described below.

     The Purchase Price payable, and the number of Preferred Shares or other securities or

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property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Shares, (ii) upon the grant to holders of the Preferred Shares of certain rights or warrants to subscribe for or purchase Preferred Shares at a price, or securities convertible into Preferred Shares with a conversion price, less than the then-current market price of the Preferred Shares or (iii) upon the distribution to holders of the Preferred Shares of evidences of indebtedness, assets or capital stock (excluding regular periodic cash dividends paid out of earnings or retained earnings or dividends payable in Preferred Shares) or of subscription rights or warrants (other than those referred to above).
With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. The Company will not be required to issue fractional Common Shares or Preferred Shares (other than fractions which are integral multiples of one-hundredth of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts) and in lieu thereof, an adjustment in cash may be made based on the market price of the Common Shares or Preferred Shares on the last trading day prior to the date of exercise.

     Because of the nature of the Preferred Shares' dividend, liquidation and voting rights, the value of the one-hundredth interest in a Preferred Share purchasable upon exercise of each Right should approximate the value of one Common Share. Preferred Shares purchasable upon exercise of the Rights will not be redeemable. Each Preferred Share will be entitled to the greater of (1) a preferential quarterly dividend payment of $100 per share, or (2) an aggregate dividend of 100 times the dividend declared per Common Share. In the event of liquidation, the holders of the Preferred Shares will be entitled to a preferential liquidation payment of $100 per share, plus an amount equal to 100 times the aggregate amount to be distributed per share of common stock of 100 times the payment made per Common Share. Each Preferred Share will have 100 votes, voting together with the Common Shares except as otherwise required by law. Finally, in the event of any merger, consolidation or other transaction in which Common Shares are exchanged, each Preferred Share will be entitled to receive 100 times the amount received per Common Share. These rights are protected by customary antidilution provisions.

     If any person or group becomes an Acquiring Person, then each holder of a Right (other than Rights beneficially owned by the Acquiring Person, any Associate or Affiliate thereof (as such terms are defined in the Rights Agreement), and certain transferees thereof, which will be void) will have the right to receive upon exercise of such Right that number of Common Shares (or, in certain circumstances, cash, property or other securities of the Company) having a market value of two times the exercise price of the Right.

     If at any time after the time that any person or group becomes an Acquiring Person, the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold, proper provision will be made so that each holder of a Right (other than Rights beneficially owned by the Acquiring Person, any Associate or Affiliate thereof, and certain transferees thereof, which will be void) will thereafter have the right to receive, upon the exercise thereof at the then-current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the Right.

     At any time after the time that any person or group becomes an Acquiring Person and

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prior to the acquisition by such person or group of 50% or more of the outstanding Common Shares, the Board of Directors of the Company may exchange the Rights (other than Rights beneficially owned by such person or group, any Associate or Affiliate thereof, and certain transferees thereof, which will be void), in whole or in part, at an exchange ratio of one Common Share or one-hundredth of a Preferred Share (or of a share of a class or series of the Company's preferred stock having equivalent rights, preferences and privileges) per Right (subject to adjustment).

     At any time prior to the time that any person becomes an Acquiring Person, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of $.001 per Right, subject to adjustment (the "Redemption Price"), which may (at the option of the Company) be paid in cash, Common Shares or other consideration deemed appropriate by the Board of Directors. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish; PROVIDED, HOWEVER, that no redemption will be permitted or required after the time that any person becomes an Acquiring Person. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of the Rights will be to receive the Redemption Price.

     The terms of the Rights may be amended by the Board of Directors of the Company without the consent of the holders of the Rights, except that from and after such time as any person becomes an Acquiring Person no such amendment may make the Rights redeemable if the Rights are not then redeemable in accordance with the terms of the Rights Agreement or may adversely affect the interests of the holders of the Rights.

     Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

     This Summary is subject to all of the terms, provisions and conditions of the Rights Agreement, as the same may be amended from time to time, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an exhibit to a Registration Statement on Form 8-A dated April ___, 1998. Copies of the Rights Agreement are also on file at the principal executive offices of the Company and the principal office of the Rights Agent.

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Item  8.  CHANGE IN FISCAL YEAR

On March 23, 1998, the Board of Directors of the Registrant adopted a resolution to change the Registrant's fiscal year end to December 31 effective in 1998. The Registrant will file Form 10-K for the twelve months ended March 31, 1998, Form 10-Q for each of the three month periods ended June 30, 1998 and September 30, 1998, and a transition report on Form 10-K for the nine months ended December 31, 1998.

                                     SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DELPHI INFORMATION SYSTEMS, INC.



                                       /s/Reid E. Simpson
                                       ---------------------------------------
                                       Reid E. Simpson
                                       Vice President, Finance and
                                       Administration, Chief Financial
                                       Officer and Secretary

Date:     April 7, 1998


                                   EXHIBIT INDEX


Exhibit No.     Description
----------      -----------

99.1 Press Release dated March 26, 1998 entitled "DELPHI ADOPTS SHAREHOLDERS RIGHTS PLAN; ANNOUNCES REVERSE STOCK SPLIT PROPOSAL"

 4.1 Rights Agreement previously filed as an exhiibt to a Registration Statement on form 8-A dated April 7, 1998 and incorporated herein by reference

 4.2            Letter to Stockholders of Delphi Information Systems, Inc.
                dated April 7, 1998